Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Regma Bio Technologies Limited ( the "Company" ) on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the hereof ( the "Report" ), I, Graham R. Hughes, Chief Financial officer of the Company, certify, pursuant to s.906 of the Sarbanes-Oxley Act of 2002, that:

    The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    the information contained in the Report fairly represents, the financial condition and result of operations of the Company.

Signed, Graham R. Hughes
Graham R.Hughes
Chief Financial Officer
August 14, 2002